UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 12, 2005

Hillenbrand Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 State Route 46 East, Batesville, Indiana		47006-8835
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 934-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed and effective May 11, 2005, Frederick W. Rockwood, President and Chief Executive Officer of Hillenbrand Industries, Inc., retired from Hillenbrand and resigned from its Board of Directors.

On July 12, 2005, Mr. Rockwood and Hillenbrand entered into a Separation and Release Agreement (the "Agreement"). The terms and benefits provided in the Agreement are substantially consistent with the terms of the previously existing Executive Employment Agreement between Mr. Rockwood and Hillenbrand. A brief description of the material terms of the Agreement follows:

- Mr. Rockwood will receive severance pay to be paid in a lump sum payment in the gross amount of $1,051,935, consistent with the terms of the previously existing Executive Employment Agreement between Mr. Rockwood and Hillenbrand.

- Hillenbrand will pay $2,000 of professional fees incurred in the review and negotiation of the Agreement.

- Mr. Rockwood will be provided with payment of any earned but unused vacation as of May 11, 2005.

- Mr. Rockwood will receive life insurance coverage for a period of twelve months beginning May 11, 2005.

- Mr. Rockwood is eligible for extended healthcare coverage under the current terms of the Hillenbrand Industries' Healthcare Plan until the age of 65. The Agreement provides that Hillenbrand will pay for full cost of such extended healthcare coverage until Mr. Rockwood reaches 65 years of age.

- All stock options, stock awards and restricted stock units issued to Mr. Rockwood more than one year prior to May 11, 2005 are deemed fully vested, and Mr. Rockwood will have three years from May 11, 2005 to exercise any such stock options. All stock options, stock awards and restricted stock units issued within a year prior to May 11, 2005 are forfeited.

- Mr. Rockwood and Hillenbrand agreed to reduce the term of the non-compete period provided for in the previously existing Executive Employment Agreement between Mr. Rockwood and Hillenbrand from two years to one year.

The above is a brief summary of the Agreement and does not purport to be complete. A copy of the Agreement with Mr. Rockwood, dated July 12, 2005 is filed as Exhibit 10.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Separation and Release Agreement between Hillenbrand Industries, Inc. and
Frederick W. Rockwood dated July 12, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hillenbrand Industries, Inc.

July 15, 2005	By:	Gregory N. Miller

Name: Gregory N. Miller
Title: Vice President - Chief Financial Officer and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

10.1	Separation and Release Agreement between Hillenbrand Industries, Inc. and Frederick W. Rockwood dated July 12, 2005.